EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the amendment to the annual report of V-Formation, Inc. (the "Company") on Form 10-KSB/A1 for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), we, Richard Stelnick, the Chief Executive Officer of the Company, and Robert Miragliotta, the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of our knowledge:

     1.   The Amendment to the Report fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Amendment to the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 15, 2003                      s/ Richard Stelnick
                                              ----------------------------------
                                              Chief Executive Officer


Dated: December 15, 2003                      s/ Robert Miragliotta
                                              ----------------------------------
                                              Chief Financial Officer